UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-01403)

Exact name of registrant as specified in charter:	Putnam Global Equity Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2013

Date of reporting period:	November 1, 2012 — April 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PEQUX

Putnam Global Equity Fund

Semiannual report
4|30|13

A world of investing.™

Putnam Investments

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Global Equity
Fund

Semiannual report
4 | 30 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Derivatives may increase these risks by increasing investment exposure or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Equities around the world have generally demonstrated a positive trend in early 2013. However, after a strong 2012, fixed-income markets have been facing challenges and increased volatility in 2013.

Supportive macroeconomic data, notably better housing and employment data in the United States, and the coordinated stimulative monetary policies of central banks around the world are helping to boost equity values, although investor confidence remains tempered. Markets continue to confront a variety of macroeconomic and fiscal challenges worldwide — from budget concerns in the United States to the eurozone’s debt-related troubles.

Investor apprehension today can be linked to the heightened volatility that has challenged markets for over a decade. In this fundamentally changed environment, Putnam’s equity and fixed-income teams are focused on integrating innovative investing ideas into our more time-tested, traditional strategies. It is also important to rely on the guidance of your financial advisor, who can help ensure that your portfolio matches your individual goals and tolerance for risk.

We would like to extend a welcome to new shareholders of the fund and to thank you for investing with Putnam.

About the fund

Seeking the benefits of investing in stocks around the world

Just as free trade has opened the U.S. economy to world imports in recent years, the world has also opened to U.S. investors. Putnam Global Equity Fund targets solid companies throughout the world to offer investors a globally diversified stock portfolio.

With a global mandate, the fund invests across developed markets such as the United States, the European Union, and Japan. It also invests a portion of its assets in emerging markets such as Brazil, Russia, and China.

The fund’s portfolio manager selects from thousands of stocks worldwide, with a strategy that seeks quality companies without a bias toward either growth- or value-style stocks. The manager seeks to buy the stocks of these companies when they are priced below what the manager determines to be their true worth.

While the fund typically favors midsize and large companies, it can also invest in small companies. To gather information about this wide variety of companies and markets, the manager draws on in-house research by Putnam analysts based in Boston, London, and Singapore.

While investing in companies that operate under different economic and political systems involves risk, the fund has the potential to let your money grow when there is a downturn in the U.S. economy. That may be because international economies, which can follow a different business cycle, might be growing while the U.S. economy is sluggish.

In addition, investing in securities denominated in foreign currencies provides another type of diversification. While the euro, the yen, and other currencies fluctuate in value, the fund can benefit when these currencies strengthen against the U.S. dollar. The manager diligently monitors risk, seeking to sell fund holdings and to hedge currencies that may offer more risk than reward.

Stock selection stresses fundamental analysis

In selecting holdings for the fund, the portfolio manager looks for stocks that have multiple sources of strength working in their favor. To consider a wide range of possible strengths, he uses a disciplined research process that stresses fundamental analysis. The process has three stages:

Screening: With support from a team of stock analysts, the manager screens companies around the world to focus on 100 to 200 stocks for consideration in the portfolio.

Analysis: To determine which stocks to favor and which to reject, the manager and analysts meet with company managements and their competitors, customers, and suppliers.

Portfolio construction: The manager regularly reviews and monitors the fund’s holdings, seeking to build and maintain a portfolio that offers a balance of return and risk.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Global Equity Fund

Interview with your fund’s portfolio manager

Global equity markets had a strong six-month run. What do you think drove the rally?

I see the rally as technical in nature, supported by quantitative easing around the globe. In the United States, for example, many bond investors are moving their assets into dividend-paying equities. Fixed-income yields are relatively unattractive, and investors are beginning to heed the risk of a rise in interest rates, which I believe could have a large negative impact on bond prices. In Japan, we have seen the government make the bold move of buying up much of the supply of Japanese government bonds, effectively forcing investors out of Japanese investments and into riskier assets like stocks.

The fund materially outperformed the benchmark during the six-month period ended April 30, 2013. What led to this result?

Overall, a slight overweight to Japanese equities, as well as our stock selection in that market, helped the fund. Another factor was the fund’s underweighting of base metals-related stocks, which have suffered as a result of a slowdown in China’s growth, as well as the fund’s underweight to gold-related stocks, which have faced the headwind of a declining gold price.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/13. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

Global Equity Fund	5

Japanese stocks have climbed dramatically in the past six months. Would you say the seeds of a bubble are being sown in Japan?

I would characterize the activity around Japanese stocks as a kind of frenzy, but in my view the market is far from experiencing a bubble. From an investment perspective, I find it interesting and significant that the yen has remained weak for as long as it has. In my view, substantial and sustained yen weakness means that many Japanese companies could realize dramatically higher profits — in some cases, double and even five times their historical levels. Thus, I believe the opportunity for greater upside is there, even though the market as a whole has already appreciated 60% in the past six months. By contrast, there are many stocks that have appreciated dramatically and that are not beneficiaries of a weaker yen, but may simply have been lifted as a result of the recent frenzy over Japanese equities. In this way, the market is relatively complex, and I expect that we will eventually see some differentiation in performance among Japanese stocks, with the possibility for dramatic outperformance as well as dramatic underperformance.

How did the fund’s exposures in European stocks perform during the period?

The early months — through year-end 2012 — saw strong performance from the fund’s European stock positions, but the region as a whole (excluding the United Kingdom) has underperformed so far in 2013. The fund is exposed to some European banks, for example, and these did not perform well for the period as a whole. This was due in part to the tug of war between austerity and growth, and because of political difficulties that beset Europe as it moved along the arduous path of fiscal reform. The recent Italian elections failed to produce a coherent government, for example, and in my view demonstrated how politics can frustrate a successful response to a fiscal crisis.

Allocations are represented as a percentage of the fund’s net assets as of 4/30/13. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	Global Equity Fund

Which stocks or strategies contributed the most to the fund’s results?

The fund’s position in Japan Tobacco was the largest contributor. The company benefited from yen weakness, which helped its business abroad. In addition, the Japanese government sold a share of its position in the company, to which the market responded quite favorably. Lastly, the company’s management has done a fine job executing its business strategies in Japan and abroad, which encouraged us to maintain our benchmark-relative overweight to the stock.

Automaker Nissan, the second-largest contributor to performance, also benefited from yen weakness. In recent years, this company had lost market share to South Korean and German competitors, but I believe the paradigm-shifting currency dynamic could prompt a market-share reversal and an increased flow of global investment capital into Japanese auto stocks.

The third-largest contributor was the stock of U.S.-based mortgage insurer Radian Group. This company benefited from the strengthening in U.S. housing, specifically higher home prices. This trend has been quite positive, as has the pickup in new household formation. We believe these factors will lend support to Radian’s earnings and balance sheet going forward.

Which stocks or strategies detracted from the fund’s results?

The speed bump in Europe caused by debt-related and politically driven events in Cyprus and Italy, in addition to a stream of

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/13. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Global Equity Fund	7

disappointing economic news, caused the fund’s European financials positions to suffer. We liquidated some of these positions, such as Credit Agricole of France, but we maintain others, such as the United Kingdom’s Barclays and Italy’s UniCredit, which we believe have tremendous long-term potential.

The single-largest detracting position was the stock of integrated natural gas company BG Group. The energy sector as a whole underperformed during the period, largely due to the substantial new supply of oil and gas coming online globally, and because of slowdowns in key markets like China. As for BG specifically, the market expressed concerns about the CEO’s intention to lay out a new strategic plan shortly after the close of the fund’s fiscal period. On the other hand, the market has responded favorably to the company’s latest guidance in May 2013, and we are cautiously optimistic that the company will eventually realize strong growth potential.

Another detractor was Telecom Italia, which struggled during the period as it worked to establish a network-sharing agreement with the Italian government. However, as prospects for structural reform in the Italian telecom industry appeared to dim, we sold the stock. We continue to monitor developments in this sector, though, including the plan proposed after the period-end by Telecom Italia to spin off its fixed-network unit, which we believe could have significant regulatory and revenue benefits for the company.

What is your outlook for global equities for the remainder of 2013?

Barring some major negative geopolitical event, I think the outlook is relatively positive. In my view, risks for Japan, China, and Europe, as we have discussed, center on the sustainability of the weak yen, the depth of China’s economic slowdown, and how well

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are represented as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Global Equity Fund

European policymakers can navigate political complexities amid their ongoing fiscal crises.

One area we are gradually building a larger exposure to is the emerging markets. Broadly speaking, this asset class has been one of the biggest and most consistent underperformers over the past several years. Not all areas are equally attractive, in my view. I believe China’s most significant growth may have already come and gone. And in Russia, I believe the economy is getting worse while the political leadership may be a drag on its financial markets, just as it was for Russia’s energy sector over the past decade. But at this stage, I believe the market is underappreciating the value opportunity in Brazil. In addition, we expect continued strong growth prospects in some of the smaller emerging markets, such as the ASEAN [Association of Southeast Asian Nations] region, and we anticipate that attractive investment opportunities will proliferate in this area.

Lastly, despite the bumps in the road to Europe’s recovery, I believe there is an opportunity in the making among European stocks. Political disappointments notwithstanding, politicians and regulators seem to have a better handle on the magnitude of the eurozone’s fiscal problems, so it would be a mistake, in my view, to exit the region altogether. In the not too distant future, it could well be that economic data improve, which I believe could have positive effects on European stocks in a variety of sectors that have been deeply discounted by the market.

Thank you, Shep, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Shep Perkins is Co-Head of International Equities at Putnam. He has a B.A. from Amherst College. A CFA charterholder, he joined Putnam in 2011 and has been in the investment industry since 1993.

Global Equity Fund	9

IN THE NEWS

The economic outlook for major industrialized nations is slowly improving, with the United States and Japan leading the way, according to a report by the Organisation for Economic Co-operation and Development (OECD). Economic expansion is also taking place in most major countries around the world, including the 17-nation eurozone, where Germany’s economy is growing and stabilization is occurring in Italy and France. Growth also is solidifying in Japan, whose new government has launched efforts to bring the country’s long-stagnant economy back to life through various stimulus efforts, and growth is picking up in China, where an economic hard landing has been avoided. The OECD sees growth weakening in India and normal, “around trend” growth taking place in Russia, Brazil, and the United Kingdom. Meanwhile, the World Trade Organization (WTO) has cut its overall 2013 forecast for global trade volume growth to 3.3% from 4.5%. Global trade grew by 2% in 2012, the second-worst figure since this economic statistic began to be tracked in 1981, according to the WTO. The worst trade figure came in 2009 during the global economic crisis.

10	Global Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inceptiondates)	(7/1/94)		(7/1/94)		(2/1/99)		(7/3/95)		(1/21/03)	(7/2/12)	(7/2/12)	(9/23/02)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	8.07%	7.73%	7.31%	7.31%	7.31%	7.31%	7.58%	7.38%	7.81%	8.23%	8.23%	8.22%

10 years	107.32	95.40	92.14	92.14	92.26	92.26	97.28	90.37	102.35	113.15	113.23	112.88
Annual average	7.56	6.93	6.75	6.75	6.76	6.76	7.03	6.65	7.30	7.86	7.87	7.85

5 years	8.69	2.44	4.55	2.55	4.71	4.71	5.99	2.28	7.27	10.21	10.25	10.07
Annual average	1.68	0.48	0.89	0.51	0.92	0.92	1.17	0.45	1.41	1.96	1.97	1.94

3 years	36.23	28.40	33.07	30.07	33.17	33.17	34.11	29.42	35.24	37.41	37.47	37.24
Annual average	10.86	8.69	9.99	9.16	10.02	10.02	10.28	8.98	10.59	11.18	11.19	11.13

1 year	19.01	12.17	18.07	13.07	18.07	17.07	18.29	14.15	18.63	19.51	19.56	19.36

6 months	17.98	11.20	17.50	12.50	17.54	16.54	17.76	13.64	17.85	18.39	18.43	18.24

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Global Equity Fund	11

Comparative index returns For periods ended 4/30/13

		Lipper Global
		Large-Cap Core Funds
	MSCI World Index (ND)	category average*

Annual average (life of fund)	6.49%	7.53%

10 years	121.76	142.63
Annual average	8.29	9.09

5 years	9.40	10.59
Annual average	1.81	1.97

3 years	31.60	31.36
Annual average	9.59	9.48

1 year	16.70	16.88

6 months	14.67	15.44

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/13, there were, 76, 67, 61, 56, 35, and 11 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 4/30/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		1	1	1		1	1	1	1

Income	$0.075		$0.007	$0.007	$0.028		$0.047	$0.086	$0.090	$0.100

Capital gains	—		—	—	—		—	—	—	—

Total	$0.075		$0.007	$0.007	$0.028		$0.047	$0.086	$0.090	$0.100

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

10/31/12	$9.26	$9.82	$8.33	$8.77	$8.85	$9.17	$9.15	$9.56	$9.56	$9.56

4/30/13	10.84	11.50	9.78	10.30	10.39	10.77	10.73	11.22	11.22	11.19

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12	Global Equity Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inceptiondates)	(7/1/94)		(7/1/94)		(2/1/99)		(7/3/95)		(1/21/03)	(7/2/12)	(7/2/12)	(9/23/02)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	7.98%	7.64%	7.22%	7.22%	7.22%	7.22%	7.50%	7.29%	7.72%	8.14%	8.14%	8.13%

10 years	123.14	110.30	106.74	106.74	107.04	107.04	112.44	105.00	117.95	129.15	129.24	128.85
Annual average	8.36	7.72	7.53	7.53	7.55	7.55	7.83	7.44	8.10	8.65	8.65	8.63

5 years	11.25	4.85	7.12	5.12	7.26	7.26	8.57	4.77	9.92	12.95	12.99	12.80
Annual average	2.15	0.95	1.38	1.00	1.41	1.41	1.66	0.94	1.91	2.46	2.47	2.44

3 years	33.66	25.98	30.70	27.70	30.78	30.78	31.73	27.12	32.79	34.95	35.00	34.77
Annual average	10.15	8.00	9.33	8.49	9.36	9.36	9.62	8.33	9.91	10.51	10.52	10.46

1 year	15.10	8.49	14.28	9.28	14.36	13.36	14.60	10.59	14.93	15.61	15.66	15.46

6 months	14.73	8.14	14.41	9.41	14.36	13.36	14.60	10.59	14.68	15.13	15.18	14.98

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 10/31/12	1.35%	2.10%	2.10%	1.85%	1.60%	0.93%†	0.83%†	1.10%

Annualized expense ratio for the
six-month period ended 4/30/13*	1.34%	2.09%	2.09%	1.84%	1.59%	0.95%	0.85%	1.09%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Includes an increase of 0.04% from annualizing the performance fee adjustment for the six months ended 4/30/13.

† Other expenses for class R5 and R6 shares have been annualized.

Global Equity Fund	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2012, to April 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$7.24	$11.27	$11.27	$9.93	$8.59	$5.14	$4.60	$5.90

Ending value (after expenses)	$1,179.80	$1,175.00	$1,175.40	$1,177.60	$1,178.50	$1,183.90	$1,184.30	$1,182.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2013, use the following calculation method. To find the value of your investment on November 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$6.71	$10.44	$10.44	$9.20	$7.95	$4.76	$4.26	$5.46

Ending value (after expenses)	$1,018.15	$1,014.43	$1,014.43	$1,015.67	$1,016.91	$1,020.08	$1,020.58	$1,019.39

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Global Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Global Equity Fund	15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2013, Putnam employees had approximately $381,000,000 and the Trustees had approximately $91,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Global Equity Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Global Equity Fund	17

The fund’s portfolio 4/30/13 (Unaudited)

COMMON STOCKS (99.6%)*	Shares	Value

Aerospace and defense (1.5%)
Honeywell International, Inc.	104,000	$7,648,160

Precision Castparts Corp.	26,100	4,992,669

		12,640,829
Airlines (0.4%)
Japan Airlines Co., Ltd. (Japan) †	71,000	3,597,887

		3,597,887
Auto components (1.6%)
Bridgestone Corp. (Japan)	156,200	5,888,444

Johnson Controls, Inc.	225,300	7,887,753

		13,776,197
Automobiles (2.7%)
Nissan Motor Co., Ltd. (Japan)	930,400	9,696,737

Toyota Motor Corp. (Japan)	197,800	11,443,730

Yamaha Motor Co., Ltd. (Japan)	141,400	1,969,751

		23,110,218
Beverages (1.1%)
Pernod-Ricard SA (France)	72,891	9,027,012

		9,027,012
Biotechnology (0.8%)
Celgene Corp. †	61,100	7,214,077

		7,214,077
Building products (0.8%)
Fortune Brands Home & Security, Inc. †	62,800	2,285,292

Masco Corp.	130,600	2,538,864

Owens Corning, Inc. †	50,900	2,140,854

		6,965,010
Capital markets (2.7%)
Blackstone Group LP (The)	348,891	7,169,710

Charles Schwab Corp. (The)	459,400	7,791,424

Morgan Stanley	354,000	7,841,100

		22,802,234
Chemicals (4.7%)
Airgas, Inc.	23,300	2,251,945

Axiall Corp.	37,200	1,951,140

Monsanto Co.	240,600	25,700,892

Nitto Denko Corp. (Japan)	37,500	2,461,917

Sherwin-Williams Co. (The)	14,717	2,694,830

Tronox, Ltd. Class A	119,100	2,446,314

Zeon Corp. (Japan)	197,000	2,115,802

		39,622,840
Commercial banks (7.1%)
Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	1,070,203	10,453,207

Banco Popular Espanol SA (Spain)	3,185,130	2,481,300

Bank of Ireland (Ireland) †	12,053,003	2,683,509

Barclays PLC (United Kingdom)	3,438,490	15,286,184

Erste Group Bank AG (Czech Republic) †	90,100	2,836,061

Grupo Financiero Banorte SAB de CV (Mexico)	372,500	2,807,026

Regions Financial Corp.	356,300	3,024,987

Sberbank of Russia ADR (Russia)	638,730	8,220,827

Societe Generale SA (France) †	122,454	4,451,070

18	Global Equity Fund

COMMON STOCKS (99.6%)* cont.	Shares	Value

Commercial banks cont.
UniCredit SpA (Italy) †	1,077,758	$5,660,997

Zions Bancorp.	90,300	2,223,186

		60,128,354
Commercial services and supplies (0.3%)
Regus PLC (United Kingdom)	1,073,287	2,735,165

		2,735,165
Communications equipment (1.1%)
Polycom, Inc. †	188,005	1,974,053

Qualcomm, Inc.	117,500	7,240,350

		9,214,403
Computers and peripherals (3.6%)
Apple, Inc.	31,800	14,079,450

Gemalto NV (Netherlands)	34,366	2,812,580

SanDisk Corp. †	75,400	3,953,976

Toshiba Corp. (Japan)	1,717,000	9,458,163

		30,304,169
Construction materials (0.4%)
HeidelbergCement AG (Germany)	42,312	3,046,984

		3,046,984
Consumer finance (1.0%)
Discover Financial Services	192,800	8,433,072

		8,433,072
Containers and packaging (0.3%)
MeadWestvaco Corp.	84,100	2,899,768

		2,899,768
Diversified financial services (8.3%)
Bank of America Corp.	1,580,200	19,452,262

CME Group, Inc.	207,400	12,622,364

ING Groep NV GDR (Netherlands) †	1,338,608	11,006,188

JPMorgan Chase & Co.	442,800	21,701,628

ORIX Corp. (Japan)	331,100	5,081,044

		69,863,486
Diversified telecommunication services (1.6%)
CenturyLink, Inc.	305,600	11,481,392

TalkTalk Telecom Group PLC (United Kingdom)	463,844	1,806,621

		13,288,013
Electronic equipment, instruments, and components (1.1%)
Hitachi, Ltd. (Japan)	878,000	5,602,052

Hon Hai Precision Industry Co., Ltd. (Taiwan)	1,502,700	3,879,972

		9,482,024
Energy equipment and services (2.1%)
Ezion Holdings, Ltd. (Singapore)	1,541,000	2,552,277

Halliburton Co.	198,900	8,506,953

Oceaneering International, Inc.	34,840	2,444,723

Oil States International, Inc. †	21,400	1,912,304

Petrofac, Ltd. (United Kingdom)	107,844	2,265,425

		17,681,682
Food products (0.8%)
Nestle SA (Switzerland)	101,247	7,234,950

		7,234,950
Health-care equipment and supplies (1.1%)
Covidien PLC	113,600	7,252,224

St. Jude Medical, Inc.	61,000	2,514,420

		9,766,644

Global Equity Fund	19

COMMON STOCKS (99.6%)* cont.	Shares	Value

Health-care providers and services (3.4%)
Aetna, Inc.	164,549	$9,451,695

Brookdale Senior Living, Inc. †	93,500	2,411,365

Capital Senior Living Corp. †	125,653	3,048,342

Catamaran Corp. †	40,900	2,361,157

Emeritus Corp. †	106,158	2,728,261

UnitedHealth Group, Inc.	142,900	8,563,997

		28,564,817
Hotels, restaurants, and leisure (2.2%)
Compass Group PLC (United Kingdom)	985,684	12,970,866

Thomas Cook Group PLC (United Kingdom) †	1,587,220	3,203,844

TUI Travel PLC (United Kingdom)	463,467	2,268,896

		18,443,606
Household durables (3.0%)
Alpine Electronics, Inc. (Japan)	198,900	2,026,032

Coway Co., Ltd. (South Korea)	45,880	2,324,620

Lennar Corp. Class A	49,300	2,032,146

Persimmon PLC (United Kingdom)	158,564	2,661,026

Persimmon PLC Class B (United Kingdom) F	207,599	241,855

PulteGroup, Inc. †	142,100	2,982,679

Standard Pacific Corp. †	414,735	3,753,352

Taylor Morrison Home Corp. Class A †	118,673	3,059,390

Taylor Wimpey PLC (United Kingdom)	1,671,121	2,418,613

Techtronic Industries Co. (Hong Kong)	1,579,500	3,773,629

		25,273,342
Independent power producers and energy traders (0.3%)
NRG Energy, Inc.	95,900	2,672,733

		2,672,733
Insurance (6.3%)
Admiral Group PLC (United Kingdom)	138,215	2,750,878

American International Group, Inc. †	337,623	13,984,345

Aon PLC	117,800	7,109,230

Assured Guaranty, Ltd.	170,200	3,511,226

Genworth Financial, Inc. Class A †	279,000	2,798,370

Marsh & McLennan Cos., Inc.	225,400	8,567,454

Porto Seguro SA (Brazil)	186,500	2,313,597

Prudential PLC (United Kingdom)	697,814	11,983,136

		53,018,236
Internet and catalog retail (0.3%)
HomeAway, Inc. † S	73,500	2,245,425

		2,245,425
Internet software and services (4.6%)
eBay, Inc. †	185,400	9,713,106

Google, Inc. Class A †	14,395	11,869,685

Telecity Group PLC (United Kingdom)	185,615	2,663,660

Yahoo!, Inc. †	466,400	11,534,072

Yandex NV Class A (Russia) †	107,381	2,763,987

		38,544,510
IT Services (2.0%)
Computer Sciences Corp.	40,800	1,911,480

Visa, Inc. Class A	90,500	15,245,630

		17,157,110

20	Global Equity Fund

COMMON STOCKS (99.6%)* cont.	Shares	Value

Leisure equipment and products (0.3%)
Brunswick Corp.	79,600	$2,520,136

		2,520,136
Machinery (0.5%)
Volvo AB Class B (Sweden)	328,199	4,552,273

		4,552,273
Media (1.0%)
DISH Network Corp. Class A	214,700	8,414,093

		8,414,093
Metals and mining (0.2%)
Iluka Resources, Ltd. (Australia)	174,419	1,618,341

		1,618,341
Multiline retail (0.3%)
Mitra Adiperkasa Tbk PT (Indonesia)	2,660,500	2,257,560

		2,257,560
Oil, gas, and consumable fuels (7.6%)
BG Group PLC (United Kingdom)	1,108,570	18,712,070

Cabot Oil & Gas Corp.	35,100	2,388,555

Cairn Energy PLC (United Kingdom) †	398,588	1,789,826

EXCO Resources, Inc.	238,900	1,734,414

Marathon Oil Corp.	254,600	8,317,782

Noble Energy, Inc.	84,200	9,539,018

Origin Energy, Ltd. (Australia)	193,158	2,467,042

Royal Dutch Shell PLC Class A (United Kingdom)	516,577	17,563,551

Southwestern Energy Co. †	53,872	2,015,890

		64,528,148
Pharmaceuticals (5.4%)
Astellas Pharma, Inc. (Japan)	146,700	8,532,482

Pfizer, Inc.	296,263	8,612,365

Sanofi (France)	204,853	21,999,882

Zoetis, Inc. †	201,690	6,659,804

		45,804,533
Real estate management and development (1.5%)
BR Malls Participacoes SA (Brazil)	213,500	2,519,423

BR Properties SA (Brazil)	174,000	1,926,328

CBRE Group, Inc. Class A †	101,000	2,446,220

Forestar Group, Inc. †	139,818	3,011,680

Iguatemi Empresa de Shopping Centers SA (Brazil)	207,600	2,480,928

		12,384,579
Semiconductors and semiconductor equipment (3.0%)
Micron Technology, Inc. †	324,100	3,053,022

NXP Semiconductor NV †	80,400	2,215,020

Samsung Electronics Co., Ltd. (South Korea)	11,099	15,318,696

SK Hynix, Inc. (South Korea) †	107,210	2,910,723

Sumco Corp. (Japan)	189,300	1,986,499

		25,483,960
Software (0.2%)
Fidessa Group PLC (United Kingdom)	75,456	2,104,560

		2,104,560
Specialty retail (4.7%)
Home Depot, Inc. (The)	156,700	11,493,945

Industria de Diseno Textil (Inditex) SA (Spain)	71,157	9,566,573

Lowe’s Cos., Inc.	392,900	15,095,218

Tile Shop Holdings, Inc. †	127,699	3,166,935

		39,322,671

Global Equity Fund	21

COMMON STOCKS (99.6%)* cont.	Shares	Value

Thrifts and mortgage finance (0.4%)
Radian Group, Inc.	281,800	$3,367,510

		3,367,510
Tobacco (5.4%)
Japan Tobacco, Inc. (Japan)	818,300	30,932,302

Philip Morris International, Inc.	150,700	14,405,413

		45,337,715
Trading companies and distributors (0.9%)
Mitsubishi Corp. (Japan)	281,600	5,049,359

W.W. Grainger, Inc.	11,300	2,785,111

		7,834,470
Water utilities (0.3%)
United Utilities Group PLC (United Kingdom)	199,200	2,293,852

		2,293,852
Wireless telecommunication services (0.7%)
Softbank Corp. (Japan)	121,200	5,998,769

		5,998,769

Total common stocks (cost $744,974,991)		$842,577,967

SHORT-TERM INVESTMENTS (0.7%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.18% [d]	541,800	$541,800

Putnam Short Term Investment Fund 0.04% L	3,533,817	3,533,817

SSgA Prime Money Market Fund 0.04% P	300,000	300,000

U.S. Treasury Bills with an effective yield of 0.17%,
May 30, 2013 ∆	$421,000	420,943

U.S. Treasury Bills with an effective yield of 0.15%,
February 6, 2014 ∆	689,000	688,476

U.S. Treasury Bills with effective yields ranging from 0.16%
to 0.17%, October 17, 2013	529,000	528,807

U.S. Treasury Bills with effective yields ranging from 0.12%
to 0.14%, March 6, 2014 ∆	245,000	244,790

Total short-term investments (cost $6,258,065)		$6,258,633

TOTAL INVESTMENTS

Total investments (cost $751,233,056)		$848,836,600

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2012 through April 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $845,648,709.

† Non-income-producing security.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

22	Global Equity Fund

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $7,574,555 to cover certain derivatives contracts.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	55.7%	Brazil	1.1%

Japan	13.2	Switzerland	0.8

United Kingdom	12.5	Italy	0.7

France	4.2	Sweden	0.5

Spain	2.6	Australia	0.5

South Korea	2.4	Taiwan	0.5

Netherlands	1.6	Other	2.4

Russia	1.3	Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 4/30/13 (aggregate face value $195,365,411) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	7/17/13	$575,145	$575,697	$(552)

	British Pound	Buy	6/19/13	5,656,197	5,556,499	99,698

	British Pound	Sell	6/19/13	5,656,197	5,512,447	(143,750)

Barclays Bank PLC
	British Pound	Sell	6/19/13	7,028,474	6,792,997	(235,477)

	Hong Kong Dollar	Buy	5/15/13	7,235,948	7,241,440	(5,492)

	Japanese Yen	Sell	5/15/13	9,172,087	9,229,527	57,440

	Norwegian Krone	Sell	6/19/13	5,707,271	5,690,705	(16,566)

	Singapore Dollar	Buy	5/15/13	1,359,507	1,352,093	7,414

	Swedish Krona	Buy	6/19/13	1,961,291	1,966,334	(5,043)

	Swiss Franc	Buy	6/19/13	6,708,953	6,608,535	100,418

Citibank, N.A.
	Australian Dollar	Buy	7/17/13	6,496,697	6,511,110	(14,413)

	British Pound	Buy	6/19/13	1,021,948	1,019,332	2,616

	British Pound	Sell	6/19/13	1,021,948	987,637	(34,311)

Global Equity Fund	23

FORWARD CURRENCY CONTRACTS at 4/30/13 (aggregate face value $195,365,411) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Citibank, N.A. cont.
	Canadian Dollar	Buy	7/17/13	$919,017	$909,510	$9,507

	Danish Krone	Buy	6/19/13	3,046,698	3,011,747	34,951

	Euro	Buy	6/19/13	2,999,748	2,942,994	56,754

	Japanese Yen	Sell	5/15/13	12,045,259	11,993,809	(51,450)

	Singapore Dollar	Buy	5/15/13	540,555	537,834	2,721

	Credit Suisse International
	Australian Dollar	Buy	7/17/13	6,832,362	6,845,015	(12,653)

	Canadian Dollar	Buy	7/17/13	3,844,218	3,804,746	39,472

	Japanese Yen	Sell	5/15/13	8,132,219	8,513,635	381,416

	Swiss Franc	Buy	6/19/13	11,877,508	11,700,435	177,073

	Deutsche Bank AG
	British Pound	Sell	6/19/13	2,859,622	2,763,539	(96,083)

	Canadian Dollar	Buy	7/17/13	3,942,213	3,901,812	40,401

	Euro	Sell	6/19/13	99,724	98,458	(1,266)

	Goldman Sachs International
	Australian Dollar	Buy	7/17/13	2,570,989	2,575,700	(4,711)

HSBC Bank USA, National Association
	British Pound	Sell	6/19/13	2,184,121	2,090,634	(93,487)

	Norwegian Krone	Buy	6/19/13	170,147	169,571	576

	JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	7/17/13	1,773,064	1,775,969	(2,905)

	British Pound	Sell	6/19/13	5,735,238	5,525,369	(209,869)

	Canadian Dollar	Buy	7/17/13	1,688,317	1,670,867	17,450

	Japanese Yen	Buy	5/15/13	65,327	68,911	(3,584)

	Japanese Yen	Sell	5/15/13	65,327	69,487	4,160

	Norwegian Krone	Sell	6/19/13	5,120,627	5,104,226	(16,401)

	Swedish Krona	Buy	6/19/13	1,635,095	1,638,601	(3,506)

	State Street Bank and Trust Co.
	Australian Dollar	Sell	7/17/13	1,484,305	1,520,560	36,255

	Canadian Dollar	Buy	7/17/13	2,861,092	2,831,160	29,932

	Euro	Sell	6/19/13	2,447,513	2,415,549	(31,964)

	Israeli Shekel	Buy	7/17/13	2,289,772	2,253,190	36,582

	Norwegian Krone	Sell	6/19/13	3,362,892	3,353,079	(9,813)

	Swedish Krona	Buy	6/19/13	3,122,420	3,128,554	(6,134)

	UBS AG
	British Pound	Sell	6/19/13	3,941,977	3,829,848	(112,129)

	Canadian Dollar	Buy	7/17/13	587,775	586,461	1,314

	Euro	Buy	6/19/13	3,710,593	3,663,674	46,919

	Norwegian Krone	Buy	6/19/13	17,407,735	17,353,733	54,002

	Swiss Franc	Buy	6/19/13	6,457,816	6,360,105	97,711

24	Global Equity Fund

FORWARD CURRENCY CONTRACTS at 4/30/13 (aggregate face value $195,365,411) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

WestPac Banking Corp.
	British Pound	Sell	6/19/13	$6,382,477	$6,167,822	$(214,655)

	Canadian Dollar	Buy	7/17/13	2,251,717	2,228,793	22,924

	Japanese Yen	Sell	5/15/13	2,763,338	2,915,661	152,323

Total						$183,815

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$102,031,575	$33,089,818	$241,855

Consumer staples	45,337,715	16,261,962	—

Energy	41,878,958	40,330,872	—

Financials	152,184,114	77,813,357	—

Health care	69,350,189	21,999,882	—

Industrials	31,038,196	7,287,438	—

Information technology	124,709,936	7,580,800	—

Materials	44,140,949	3,046,984	—

Telecommunication services	17,480,161	1,806,621	—

Utilities	2,672,733	2,293,852	—

Total common stocks	630,824,526	211,511,586	241,855

Short-term investments	3,833,817	2,424,816	—

Totals by level	$634,658,343	$213,936,402	$241,855

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$183,815	$—

Totals by level	$—	$183,815	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Global Equity Fund	25

Statement of assets and liabilities 4/30/13 (Unaudited)

ASSETS

Investment in securities, at value, including $525,460 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $747,157,439)	$844,760,983
Affiliated issuers (identified cost $4,075,617) (Notes 1 and 6)	4,075,617

Cash	59,833

Foreign currency (cost $2,923,410) (Note 1)	2,944,646

Dividends, interest and other receivables	2,288,433

Receivable for shares of the fund sold	195,502

Receivable for investments sold	13,331,014

Unrealized appreciation on forward currency contracts (Note 1)	1,510,029

Total assets	869,166,057

LIABILITIES

Payable for investments purchased	19,105,867

Payable for shares of the fund repurchased	727,575

Payable for compensation of Manager (Note 2)	505,317

Payable for investor servicing fees (Note 2)	169,427

Payable for custodian fees (Note 2)	24,589

Payable for Trustee compensation and expenses (Note 2)	490,500

Payable for administrative services (Note 2)	1,533

Payable for distribution fees (Note 2)	189,394

Unrealized depreciation on forward currency contracts (Note 1)	1,326,214

Collateral on securities loaned, at value (Note 1)	541,800

Collateral on certain derivative contracts, at value (Note 1)	300,000

Other accrued expenses	135,132

Total liabilities	23,517,348

Net assets	$845,648,709

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,137,489,854

Undistributed net investment income (Note 1)	1,306,871

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(390,933,501)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	97,785,485

Total — Representing net assets applicable to capital shares outstanding	$845,648,709

(Continued on next page)

26	Global Equity Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($770,066,219 divided by 71,029,918 shares)	$10.84

Offering price per class A share (100/94.25 of $10.84)*	$11.50

Net asset value and offering price per class B share ($20,115,433 divided by 2,056,120 shares)**	$9.78

Net asset value and offering price per class C share ($12,443,965 divided by 1,208,232 shares)**	$10.30

Net asset value and redemption price per class M share ($11,598,180 divided by 1,116,067 shares)	$10.39

Offering price per class M share (100/96.50 of $10.39)*	$10.77

Net asset value, offering price and redemption price per class R share
($1,047,726 divided by 97,626 shares)	$10.73

Net asset value, offering price and redemption price per class R5 share
($12,683 divided by 1,131 shares)†	$11.22

Net asset value, offering price and redemption price per class R6 share
($8,649,678 divided by 771,032 shares)	$11.22

Net asset value, offering price and redemption price per class Y share
($21,714,825 divided by 1,941,177 shares)	$11.19

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Global Equity Fund	27

Statement of operations Six months ended 4/30/13 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $222,899)	$6,834,112

Interest (including interest income of $4,175 from investments in affiliated issuers) (Note 6)	4,175

Securities lending (Note 1)	65,448

Total investment income	6,903,735

EXPENSES

Compensation of Manager (Note 2)	2,936,309

Investor servicing fees (Note 2)	1,152,777

Custodian fees (Note 2)	42,981

Trustee compensation and expenses (Note 2)	43,756

Distribution fees (Note 2)	1,106,813

Administrative services (Note 2)	14,367

Other	146,672

Total expenses	5,443,675

Expense reduction (Note 2)	(32,988)

Net expenses	5,410,687

Net investment income	1,493,048

Net realized gain on investments (Notes 1 and 3)	76,337,155

Net realized gain on foreign currency transactions (Note 1)	2,992,589

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	109,965

Net unrealized appreciation of investments during the period	51,517,788

Net gain on investments	130,957,497

Net increase in net assets resulting from operations	$132,450,545

The accompanying notes are an integral part of these financial statements.

28	Global Equity Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/13*	Year ended 10/31/12

Operations:
Net investment income	$1,493,048	$3,950,117

Net realized gain on investments
and foreign currency transactions	79,329,744	45,423,262

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	51,627,753	31,472,856

Net increase in net assets resulting from operations	132,450,545	80,846,235

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(5,498,576)	(17,732,947)

Class B	(16,055)	(430,946)

Class C	(8,885)	(217,661)

Class M	(34,310)	(246,779)

Class R	(4,573)	(25,505)

Class R5	(96)	—

Class R6	(101)	—

Class Y	(271,513)	(573,729)

Increase in capital from settlement payments	—	335,061

Decrease from capital share transactions (Note 4)	(42,293,148)	(93,601,379)

Total increase (decrease) in net assets	84,323,288	(31,647,650)

NET ASSETS

Beginning of period	761,325,421	792,973,071

End of period (including undistributed net investment
income of $1,306,871 and $5,647,932, respectively)	$845,648,709	$761,325,421

* Unaudited

The accompanying notes are an integral part of these financial statements.

Global Equity Fund	29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
April 30, 2013 **	$9.26	.02	1.64	1.66	(.08)	(.08)	—	—	$10.84	17.98 *	$770,066	.66 *	.20 *	69 *
October 31, 2012	8.55	.05	.87	.92	(.21)	(.21)	—	— [d,e]	9.26	11.20	691,972	1.35	.55	117
October 31, 2011	8.41	.09	.13	.22	(.10)	(.10)	— [d]	.02 [f,g]	8.55	2.85	721,575	1.38	1.02	87
October 31, 2010	7.79	.10	.74	.84	(.22)	(.22)	— [d]	— [d,h]	8.41	10.87	796,770	1.42	1.29	125
October 31, 2009	6.55	.15	1.10 [i]	1.25	(.01)	(.01)	— [d]	— [d,j,k]	7.79	19.13 [i]	821,586	1.42 [l]	2.22 [l]	105
October 31, 2008	13.13	.13	(6.39)	(6.26)	(.32)	(.32)	— [d]	—	6.55	(48.72)	834,994	1.30 [l]	1.31 [l]	96

Class B
April 30, 2013 **	$8.33	(.02)	1.48	1.46	(.01)	(.01)	—	—	$9.78	17.50 *	$20,115	1.04 *	(.18) *	69 *
October 31, 2012	7.69	(.02)	.80	.78	(.14)	(.14)	—	— [d,e]	8.33	10.43	19,831	2.10	(.21)	117
October 31, 2011	7.57	.02	.11	.13	(.03)	(.03)	— [d]	.02 [f,g]	7.69	2.01	24,597	2.13	.25	87
October 31, 2010	7.02	.04	.67	.71	(.16)	(.16)	— [d]	— [d,h]	7.57	10.15	34,938	2.17	.55	125
October 31, 2009	5.94	.09	.99 [i]	1.08	—	—	— [d]	— [d,j,k]	7.02	18.18 [i]	48,621	2.17 [l]	1.52 [l]	105
October 31, 2008	11.92	.05	(5.81)	(5.76)	(.22)	(.22)	— [d]	—	5.94	(49.13)	71,660	2.05 [l]	.49 [l]	96

Class C
April 30, 2013 **	$8.77	(.02)	1.56	1.54	(.01)	(.01)	—	—	$10.30	17.54 *	$12,444	1.04 *	(.17) *	69 *
October 31, 2012	8.10	(.02)	.84	.82	(.15)	(.15)	—	— [d,e]	8.77	10.38	11,460	2.10	(.20)	117
October 31, 2011	7.97	.02	.13	.15	(.04)	(.04)	— [d]	.02 [f,g]	8.10	2.14	11,987	2.13	.27	87
October 31, 2010	7.40	.04	.69	.73	(.16)	(.16)	— [d]	— [d,h]	7.97	10.00	13,543	2.17	.54	125
October 31, 2009	6.26	.09	1.05 [i]	1.14	—	—	— [d]	— [d,j,k]	7.40	18.21 [i]	14,315	2.17 [l]	1.48 [l]	105
October 31, 2008	12.56	.05	(6.11)	(6.06)	(.24)	(.24)	— [d]	—	6.26	(49.08)	15,385	2.05 [l]	.55 [l]	96

Class M
April 30, 2013 **	$8.85	— [d]	1.57	1.57	(.03)	(.03)	—	—	$10.39	17.76 *	$11,598	.91 *	(.05) *	69 *
October 31, 2012	8.18	— [d]	.84	.84	(.17)	(.17)	—	— [d,e]	8.85	10.59	11,050	1.85	.05	117
October 31, 2011	8.05	.05	.12	.17	(.06)	(.06)	— [d]	.02 [f,g]	8.18	2.35	12,173	1.88	.52	87
October 31, 2010	7.47	.06	.70	.76	(.18)	(.18)	— [d]	— [d,h]	8.05	10.29	13,348	1.92	.79	125
October 31, 2009	6.30	.11	1.06 [i]	1.17	—	—	— [d]	— [d,j,k]	7.47	18.57 [i]	14,007	1.92 [l]	1.72 [l]	105
October 31, 2008	12.64	.08	(6.16)	(6.08)	(.26)	(.26)	— [d]	—	6.30	(48.99)	14,015	1.80 [l]	.81 [l]	96

Class R
April 30, 2013 **	$9.15	.01	1.62	1.63	(.05)	(.05)	—	—	$10.73	17.85 *	$1,048	.79 *	.08 *	69 *
October 31, 2012	8.45	.02	.87	.89	(.19)	(.19)	—	— [d,e]	9.15	10.85	884	1.60	.28	117
October 31, 2011	8.31	.07	.13	.20	(.08)	(.08)	— [d]	.02 [f,g]	8.45	2.65	1,180	1.63	.79	87
October 31, 2010	7.70	.08	.73	.81	(.20)	(.20)	— [d]	— [d,h]	8.31	10.64	1,246	1.67	1.03	125
October 31, 2009	6.48	.13	1.09 [i]	1.22	—	—	— [d]	— [d,j,k]	7.70	18.83 [i]	1,484	1.67 [l]	1.94 [l]	105
October 31, 2008	13.02	.11	(6.34)	(6.23)	(.31)	(.31)	— [d]	—	6.48	(48.86)	1,195	1.55 [l]	1.08 [l]	96

Class R5
April 30, 2013 **	$9.56	.04	1.71	1.75	(.09)	(.09)	—	—	$11.22	18.39 *	$13	.47 *	.40 *	69 *
October 31, 2012†	8.92	.03	.61	.64	—	—	—	—	9.56	7.18 *	11	.31 *	.31 *	117

Class R6
April 30, 2013 **	$9.56	.07	1.68	1.75	(.09)	(.09)	—	—	$11.22	18.43 *	$8,650	.42 *	.62 *	69 *
October 31, 2012†	8.92	.03	.61	.64	—	—	—	—	9.56	7.18 *	11	.28 *	.34 *	117

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	Global Equity Fund	Global Equity Fund	31

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class Y
April 30, 2013 **	$9.56	.03	1.70	1.73	(.10)	(.10)	—	—	$11.19	18.24 *	$21,715	.54 *	.32 *	69 *
October 31, 2012	8.83	.07	.90	.97	(.24)	(.24)	—	— [d,e]	9.56	11.39	26,107	1.10	.78	117
October 31, 2011	8.68	.12	.13	.25	(.12)	(.12)	— [d]	.02 [f,g]	8.83	3.12	21,462	1.13	1.27	87
October 31, 2010	8.02	.13	.76	.89	(.23)	(.23)	— [d]	— [d,h]	8.68	11.30	20,286	1.17	1.54	125
October 31, 2009	6.76	.17	1.13 [i]	1.30	(.04)	(.04)	— [d]	— [d,j,k]	8.02	19.34 [i]	21,769	1.16 [l]	2.51 [l]	105
October 31, 2008	13.54	.17	(6.60)	(6.43)	(.35)	(.35)	— [d]	—	6.76	(48.59)	23,986	1.05 [l]	1.59 [l]	96

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp. which amounted to less than $0.01 per share outstanding on November 29, 2011.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to $0.02 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Zurich Capital Markets, Inc. which amounted to less than $0.01 per share outstanding on December 21, 2010.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc. which amounted to less than $0.01 per share outstanding on March 30, 2010.

i Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd. which amounted to $0.06 per class share outstanding on March 13, 2009.

This payment resulted in an increase to total returns of 0.92% for the year ended October 31, 2009.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. and Bear, Stearns Securities Corp. which amounted to less than $0.01 per share outstanding on May 21, 2009.

k Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C. and Millennium International Management, L.L.C. which amounted to less than $0.01 per share outstanding on June 23, 2009.

l Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to October 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

October 31, 2009	0.12%

October 31, 2008	0.01

The accompanying notes are an integral part of these financial statements.	The accompanying notes are an integral part of these financial statements.

32	Global Equity Fund	Global Equity Fund	33

Notes to financial statements 4/30/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2012 through April 30, 2013.

Putnam Global Equity Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. The fund invests mainly in developed countries, but may invest in emerging markets.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days,

34	Global Equity Fund

the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Global Equity Fund	35

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $409,713 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $550,543 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $594,580.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $525,460 and the fund received cash collateral of $541,800.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

36	Global Equity Fund

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At October 31, 2012, the fund had a capital loss carryover of $468,113,879 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$182,162,208	N/A	$182,162,208	October 31, 2016

285,951,671	N/A	285,951,671	October 31, 2017

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $753,382,422, resulting in gross unrealized appreciation and depreciation of $112,211,996 and $16,757,818, respectively, or net unrealized appreciation of $95,454,178.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,

0.800%	of the next $5 billion,	0.630%	of the next $50 billion,

0.750%	of the next $10 billion,	0.620%	of the next $100 billion and

0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month.

Global Equity Fund	37

The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI World Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rates are +/–0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.348% of the fund’s average net assets before an increase of $141,132 (0.018% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,049,763	Class R5	9

Class B	28,889	Class R6	352

Class C	17,199	Class Y	38,599

Class M	16,579	Total	$1,152,777

Class R	1,387

38	Global Equity Fund

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $954 under the expense offset arrangements and by $32,034 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $609, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$903,105	Class M	42,786

Class B	99,337	Class R	2,388

Class C	59,197	Total	$1,106,813

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $18,299 and $276 from the sale of class A and class M shares, respectively, and received $9,715 and $102 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $9 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $544,473,878 and $588,989,280, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Global Equity Fund	39

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 4/30/13		Year ended 10/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	1,308,126	$13,234,539	2,427,168	$21,264,041

Shares issued in connection with
reinvestment of distributions	537,482	5,143,706	2,056,362	16,450,820

	1,845,608	18,378,245	4,483,530	37,714,861

Shares repurchased	(5,549,434)	(55,339,044)	(14,129,282)	(123,804,585)

Net decrease	(3,703,826)	$(36,960,799)	(9,645,752)	$(86,089,724)

	Six months ended 4/30/13		Year ended 10/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	100,308	$916,236	185,490	$1,464,842

Shares issued in connection with
reinvestment of distributions	1,800	15,588	57,869	418,970

	102,108	931,824	243,359	1,883,812

Shares repurchased	(427,463)	(3,876,237)	(1,058,756)	(8,406,190)

Net decrease	(325,355)	$(2,944,413)	(815,397)	$(6,522,378)

	Six months ended 4/30/13		Year ended 10/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	31,951	$304,487	80,504	$657,247

Shares issued in connection with
reinvestment of distributions	918	8,370	26,507	201,986

	32,869	312,857	107,011	859,233

Shares repurchased	(131,869)	(1,250,604)	(279,825)	(2,342,766)

Net decrease	(99,000)	$(937,747)	(172,814)	$(1,483,533)

	Six months ended 4/30/13		Year ended 10/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	9,943	$95,123	33,228	$279,471

Shares issued in connection with
reinvestment of distributions	3,628	33,340	31,157	239,284

	13,571	128,463	64,385	518,755

Shares repurchased	(145,469)	(1,429,148)	(304,158)	(2,566,649)

Net decrease	(131,898)	$(1,300,685)	(239,773)	$(2,047,894)

	Six months ended 4/30/13		Year ended 10/31/12

Class R	Shares	Amount	Shares	Amount

Shares sold	10,448	$104,465	20,443	$177,131

Shares issued in connection with
reinvestment of distributions	480	4,559	3,213	25,449

	10,928	109,024	23,656	202,580

Shares repurchased	(9,881)	(98,081)	(66,758)	(585,670)

Net increase (decrease)	1,047	$10,943	(43,102)	$(383,090)

40	Global Equity Fund

			For the period 7/3/12
			(commencement of operations)
	Six months ended 4/30/13		to 10/31/12

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	1,121	$10,000

Shares issued in connection with
reinvestment of distributions	10	96	—	—

	10	96	1,121	10,000

Shares repurchased	—	—	—	—

Net increase	10	$96	1,121	$10,000

			For the period 7/3/12
			(commencement of operations)
	Six months ended 4/30/13		to 10/31/12

Class R6	Shares	Amount	Shares	Amount

Shares sold	778,538	$8,550,201	1,121	$10,000

Shares issued in connection with
reinvestment of distributions	10	101	—	—

	778,548	8,550,302	1,121	10,000

Shares repurchased	(8,637)	(94,816)	—	—

Net increase	769,911	$8,455,486	1,121	$10,000

	Six months ended 4/30/13		Year ended 10/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	216,564	$2,271,775	649,178	$6,120,823

Shares issued in connection with
reinvestment of distributions	26,862	265,131	67,267	554,276

	243,426	2,536,906	716,445	6,675,099

Shares repurchased	(1,032,156)	(11,152,935)	(417,552)	(3,769,859)

Net increase (decrease)	(788,730)	$(8,616,029)	298,893	$2,905,240

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	1,131	100.00%	$12,683

Class R6	1,131	0.15	12,683

Note 5: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Forward currency contracts (contract amount)	$236,500,000

Warrants (number of warrants)	210,000

Global Equity Fund	41

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$1,510,029	Payables	$1,326,214

Total		$1,510,029		$1,326,214

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants*	contracts	Total

Foreign exchange contracts	$—	$3,225,920	$3,225,920

Equity contracts	(48,136)	—	$(48,136)

Total	$(48,136)	$3,225,920	$3,177,784

* For the reporting period, the transaction volume for warrants was minimal.

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants*	contracts	Total

Foreign exchange contracts	$—	$89,885	$89,885

Equity contracts	193,619	—	$193,619

Total	$193,619	$89,885	$283,504

* For the reporting period, the transaction volume for warrants was minimal.

Note 6: Transactions with affiliated issuers

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$6,384,125	$100,769,496	$107,153,621	$3,704	$—

Putnam Short Term
Investment Fund*	—	40,204,385	36,670,568	471	3,533,817

Totals	$6,384,125	$140,973,881	$143,824,189	$4,175	$3,533,817

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

42	Global Equity Fund

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

Global Equity Fund	43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44	Global Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Charles B. Curtis	Vice President and
Investment Sub-Manager	Robert J. Darretta	Chief Compliance Officer
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Michael J. Higgins
London, England SW1A 1LD	Paul L. Joskow	Vice President and Treasurer
Elizabeth T. Kennan
Investment Sub-Advisor	Kenneth R. Leibler	Janet C. Smith
The Putnam Advisory	Robert E. Patterson	Vice President,
Company, LLC	George Putnam, III	Principal Accounting Officer,
One Post Office Square	Robert L. Reynolds	and Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
Susan G. Malloy
Marketing Services	Officers	Vice President and
Putnam Retail Management	Robert L. Reynolds	Assistant Treasurer
One Post Office Square	President
Boston, MA 02109		James P. Pappas
	Jonathan S. Horwitz	Vice President
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Mark C. Trenchard
and Trust Company	Compliance Liaison	Vice President and
BSA Compliance Officer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
Associate Treasurer

This report is for the information of shareholders of Putnam Global Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

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SA006
281425 6/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Global Equity Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 27, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 27, 2013